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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-34272, 333-34270 and 333-82680) of Cabot Microelectronics Corporation of our report dated December 8, 2004, relating to the financial statements and financial statement schedule which appears in this Form 10-K.


                                                 /s/ PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois
December 8, 2004